UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.         )

Filed by the Registrant ☑                            Filed by a Party other than the Registrant ☐

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☑	Preliminary Proxy Statement

☐	Confidential, For Use of the Board Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

BANK OF THE JAMES FINANCIAL GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Dear Shareholders:

You are cordially invited to attend the 2009 Meeting of Shareholders of Bank of the James Financial Group, Inc. (“Financial”), which will be held on May 19, 2009 at 4:00 p.m., at Oakwood Country Club, 3409 Rivermont Ave., Lynchburg, Virginia 24503 (the “Meeting”).

At the Meeting, the shareholders will elect three directors for terms of three years each, vote to approve two amendments to our Articles of Incorporation, and vote to ratify Yount, Hyde & Barbour, P.C. as the independent auditors of Financial for the year ending December 31, 2009.

The first amendment to the Articles of Incorporation authorizes the issuance of preferred stock. The primary purpose of authorizing preferred stock is to enable us to issue preferred stock for general corporate purposes if so determined by the Board of Directors. Because our Articles of Incorporation currently do not authorize us to issue preferred stock, we must amend our Articles of Incorporation if we decide to issue preferred stock in the future

The second amendment transfers the authority to fix the size of the Board of Directors from our Articles of Incorporation to our Bylaws. This amendment will allow greater flexibility in our corporate governance and conform our Articles of Incorporation to common practice.

Your vote is important. Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting. You may vote your shares via a toll-free telephone number, via the internet, or you may complete, sign, date, and mail the enclosed proxy card to StockTrans, Inc., 44 West Lancaster Avenue, Ardmore, PA 19003. A postage-paid return envelope is enclosed for your convenience. Instructions for all three methods of voting are contained with the proxy card. If you decide to attend the Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so, and your proxy will have no further effect. We began mailing these proxy materials to you on or about April __, 2009.

The board of directors and management of Financial appreciate your continued support and look forward to seeing you at the Meeting.

Sincerely,

Robert R. Chapman III
President

Lynchburg, Virginia

April __, 2009

BANK OF THE JAMES FINANCIAL GROUP, INC.

828 Main Street

Lynchburg, VA 24504

NOTICE OF 2009 MEETING OF SHAREHOLDERS

To Be Held On May 19, 2009 at 4:00 p.m.

NOTICE IS HEREBY GIVEN that pursuant to its Bylaws and call of its directors, the 2009 Meeting (the “Meeting”) of the holders of shares of common stock (“Common Stock”) of Bank of the James Financial Group, Inc. (“Financial”) will be held at Oakwood Country Club, 3409 Rivermont Ave., Lynchburg, Virginia 24503 on May 19, 2009 at 4:00 p.m. local time.

The purposes of the Meeting are to consider and act upon the following proposals:

1. Election of Directors. To elect three (3) directors to serve a term of three (3) years each.

2. Amendment of Articles of Incorporation. To act on a proposal to amend our Articles of Incorporation to authorize the issuance of up to 1,000,000 shares of preferred stock.

3. Amendment of Articles of Incorporation. To act on a proposal to amend our Articles of Incorporation to authorize Financial to set the size of the Board of Directors in its Bylaws.

4. Ratification of Selection of Auditors. To ratify the selection by Financial of Yount, Hyde & Barbour, P.C., independent public accountants to audit the financial statements of Financial for the fiscal year ending on December 31, 2009.

5. Adjournment of Annual Meeting. To act on a proposal to adjourn the Annual Meeting to allow time for further solicitation of proxies in the event there are insufficient votes represented in person or by proxy at the Annual Meeting to approve Proposals Two and Three.

6. Other Business. To act upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof. Management is not aware of any other business, other than procedural matters incident to the conduct of the Meeting.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement regarding the matters proposed to be acted upon at the Meeting.

Holders of shares of Common Stock of record at the close of business on March 27, 2009, will be entitled to vote at the Meeting or any postponements or adjournments thereof.

A copy of Financial’s Annual Report for the year ended December 31, 2008, a Proxy Statement, and a proxy card accompany this notice.

Regardless of whether you plan to attend the Meeting, we urge you to vote your shares via a toll-free telephone number, via the internet, or by completing, signing, dating, and mailing the enclosed proxy card in the enclosed envelope to StockTrans, Inc., 44 West Lancaster Avenue, Ardmore, PA 19003.

If you are present at the Meeting, you may vote in person even if you have already returned your proxy card.

Lynchburg, Virginia April __, 2009	BY ORDER OF THE BOARD OF DIRECTORS

J. Todd Scruggs, Secretary

IMPORTANT NOTICE:

Please complete, sign, date, and return the enclosed proxy in the accompanying postage paid envelope whether or not you plan to attend the Meeting. Shareholders attending the meeting may withdraw their proxy and vote their shares on all matters that are considered.

BANK OF THE JAMES FINANCIAL GROUP, INC.

2009 PROXY STATEMENT

BANK OF THE JAMES FINANCIAL GROUP, INC.

828 Main Street

Lynchburg, VA 24504

PROXY STATEMENT

2009 MEETING OF SHAREHOLDERS

May 19, 2009 at 4:00 p.m.

The solicitation of the enclosed proxy is made by and on behalf of the Board of Directors of Bank of the James Financial Group, Inc. (“Financial”) to be used at the Meeting of Shareholders to be held on May 19, 2009 at 4:00 p.m. local time at Oakwood Country Club, 3409 Rivermont Ave., Lynchburg, Virginia 24503, and any adjournment or postponement thereof (the “Meeting”). This Proxy Statement is furnished to holders of common stock, par value $2.14 per share (“Common Stock”), of Financial in connection with the solicitation.

GENERAL INFORMATION

At the Meeting, the shareholders will: 1) elect three (3) Group Three directors for a term of three years each; 2) act on a proposal to amend our Articles of Incorporation to authorize the issuance of up to 1,000,000 shares of preferred stock; 3) act on a proposal to amend our Articles of Incorporation to allow Financial to set the size of the Board of Directors in its Bylaws; 4) vote to ratify Yount, Hyde & Barbour, P.C as the independent auditors of Financial for fiscal year 2009; 5) vote to grant management the authority to adjourn, postpone, or continue the Meeting; and 6) take action on such other matters as properly may come before the Meeting or any postponement or adjournment thereof.

Revocation and Voting of Proxies

Any shareholder who executes a proxy has the power to revoke it at any time by written notice to our Secretary, by executing a proxy dated as of a later date or by voting in person at the Meeting. It is expected that this Proxy Statement and the enclosed proxy card will be mailed on or about April __, 2009 to all shareholders entitled to vote at the Meeting.

Voting Rights of Shareholders

On March 27, 2009, the record date (the “Record Date”) for determining those shareholders entitled to notice of and to vote at the Meeting, there were 2,810,255 shares of Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Meeting. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Meeting. Only shareholders of record at the close of business on March 27, 2009 are entitled to notice and to vote at the Meeting or any adjournment thereof.

As of the Record Date, to the knowledge of Financial’s management, no person owned beneficially more than 5% of Financial’s outstanding Common Stock. As of the Record Date, directors and executive officers of Financial and their affiliates, as a group, owned of record and beneficially, inclusive of options that have vested or will vest within 60 days of May 19, 2009, a total of 468,890 shares of Common Stock, or approximately 16.52% of the shares of Common Stock deemed outstanding on such date. Directors and executive officers of Financial have indicated an intention to vote their shares of Common Stock “FOR” the nominees set forth herein; “FOR” the approval of the amendments to the Articles of Incorporation “FOR” the ratification of Yount, Hyde & Barbour and “FOR” the approval of the proposal to grant Financial’s management the authority to adjourn, postpone, or continue the Meeting.

Under certain circumstances, including Proposals Two and Three presented in this Proxy Statement, brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions to the broker (a “broker non-vote”). In these cases, and in cases where the shareholder abstains from voting on a matter, those shares will be counted for the purpose of determining if a quorum is present, but will not be included as votes cast with respect to those matters. Abstentions and broker non-votes will have the effect of a vote AGAINST Proposals Two and Three to amend the Articles of Incorporation. Abstentions and broker non-votes will have no effect on the outcome on the other matters brought before the Meeting.

If you hold your shares in a bank or brokerage account, you will receive instructions from your bank or broker that you must follow for your shares to be voted. Please follow those instructions carefully to assure that your shares are voted in accordance with your wishes on the matters presented in this Proxy Statement.

Solicitation of Proxies

Financial has retained StockTrans, Inc. (“StockTrans”) to oversee the mechanics of the solicitation of this proxy. StockTrans will prepare the mailing labels, place the proxy materials in envelopes, mail the proxy materials to shareholders of record, receive the proxies from the shareholders, tally the proxy votes, and present the final numbers to Financial. In exchange for this service, Financial will pay StockTrans an approximate amount of $20,000, inclusive of postage.

The cost of soliciting proxies for the Meeting, including the fees paid to StockTrans, will be borne by Financial. In addition to solicitation by mail, Financial will request banks, brokers and other custodians, nominees and fiduciaries to send proxy materials to the beneficial owners and to secure their voting instructions, if necessary. Certain officers and regular employees of our wholly-owned subsidiary Bank of the James (the “Bank”) or Financial, without additional compensation, may solicit proxies personally, by telephone, facsimile, or otherwise, from some shareholders if proxies are not received promptly. We may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

The principal executive offices of Financial are located at 828 Main Street, Lynchburg, Virginia 24504.

All properly executed proxies delivered pursuant to this solicitation will be voted at the Meeting in accordance with the instructions thereon. Any shareholder who executes a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to Financial, by executing and delivering a substitute proxy to Financial, or by attending the Meeting and voting in person. If a shareholder desires to revoke a proxy by written notice, such notice should be mailed or delivered, so that it is received on or prior to the Meeting date, to J. Todd Scruggs, Secretary, Bank of the James Financial Group, Inc., 828 Main Street, Lynchburg, Virginia 24504.

This Proxy Statement and the enclosed proxy card are being mailed to Financial’s shareholders on or about April __, 2009.

Voting Matters

Election of Directors. Directors are elected by a plurality of the votes of the shares represented in person or proxy at the Meeting. Thus, in the election of directors, those receiving the greatest number of votes will be elected even if they do not receive a majority. With regard to the election of directors set forth in Proposal One, the proxy being provided by the board enables a shareholder to vote for the election of the nominees proposed by the board, to withhold authority to vote for the nominees being proposed, or to vote for the election of certain nominees. Only shares that are voted in favor of a nominee will be counted toward that nominee’s achievement of a plurality. Accordingly, abstentions and broker non-votes will have no impact on the outcome of the proposals.

Amendment of Articles of Incorporation. The affirmative vote of the holders of a majority of votes entitled to be cast at the Meeting is required for approval of the proposed amendments to our Articles of Incorporation (Proposals Two and Three). Accordingly, abstentions and broker non-votes will be considered as votes against Proposals Two and Three.

Other Matters. For all other matters coming before the Meeting, the affirmative vote of a majority of the shares represented at the Meeting is required for a matter to be deemed approved by the shareholders. Accordingly, abstentions and broker non-votes will have no impact on the outcome of the proposals.

How to Vote Your Shares. Shareholders of Financial are requested to vote their shares via a toll-free telephone number, via the internet at the following address: http://www.votestock.com, or by completing, dating, and signing the form of proxy and returning it promptly to StockTrans, Inc., 44 West Lancaster Avenue, Ardmore, PA 19003 in the enclosed envelope. If a proxy is properly executed and returned in time for voting, it will be voted as indicated thereon. If no voting instructions are given, the persons named as proxies thereon intend to vote all shares represented by such proxy as follows: (1) FOR the election of the nominees as directors; (2) FOR the amendment to the Articles of Incorporation to authorize the issuance of preferred stock; (3) FOR the Amendment of the Articles of Incorporation to authorize Financial to fix the size of its Board of Directors in the Bylaws; (4) FOR the ratification of the selection of Yount, Hyde & Barbour, P.C. as the independent auditors for the year ended December 31, 2009; and (5) FOR the approval of the proposal to grant Financial’s management the authority to adjourn, postpone, or continue the Meeting; and (6) in their discretion on the transaction of such other business as properly may come before the Meeting or any adjournments or postponements thereof.

PROPOSAL ONE - ELECTION OF DIRECTORS

Financial’s Articles of Incorporation provide that the board of directors is to be composed of no less than five and no more than twenty-five directors. The Articles of Incorporation further provide that the board of directors shall be divided into three groups (Groups One, Two, and Three), as nearly equal in number as possible with staggered terms. Financial’s board of directors currently consists of 12 persons. The term of the three Group Three nominees expires at the Meeting, provided, however, that all directors continue to serve until their successors have been duly elected and qualified.

The proposal to elect three Group Three directors for a term of three (3) years is designated as Item No. 1 in the enclosed Proxy.

Each of the nominees is currently a director of Financial and is serving until the Meeting. Each nominee has agreed to serve if elected. In the event any named nominee shall unexpectedly be unable to serve, proxies will be voted for the remaining nominees and such other person or persons as may be designated by the board of directors.

Unless authority is withheld in the proxy, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed below.

The terms of the Group One directors will expire at the 2010 Meeting and the terms of the Group Two directors will expire at the 2011 Meeting. At each subsequent Meeting of Shareholders of Financial, one (1) group of directors, approximately one-third of the total, will be elected for a three year term.

The board of directors recommends that the shareholders vote in favor the nominees set forth below.

INFORMATION CONCERNING NOMINEES AND DIRECTORS CONTINUING IN OFFICE

The following information sets forth the names, ages (as of May 19, 2009), the period during which each has served as a director, principal occupations, and business experience for the last five years concerning the nominees for election to the board (the Group Three Directors), for the directors who will continue in office until the 2010 (the Group One Directors) and 2011 (the Group Two Directors) Meetings of Shareholders, and for the non-director named executive officer of Financial. Each of the nominees and directors continuing in office also serves as a director of the Bank, Financial’s wholly-owned subsidiary.

Nominees for Election of Directors

Group Three Directors (To Serve Until 2012 Meeting of Shareholders)

Name and Age	Director Since (1)	Principal Occupation During Past Five Years
Lewis C. Addison, 57	2006	Senior Vice President and CFO of Centra Health, Inc.

William C. Bryant III, 44	2005	President of and Auctioneer at Ted Counts Realty & Auction Co., Inc.

J. Todd Scruggs, 41	2007	Secretary-Treasurer of Financial and the Executive Vice President and Chief Financial Officer of Bank of the James. He has served in these capacities since 2004 and 2003, respectively.

Directors Continuing in Office

Group One Directors (To Serve Until 2010 Meeting of Shareholders)

Name and Age	Director Since (1)	Principal Occupation During Past Five Years
James F. Daly, 51	2007	Vice-President of Daly Seven, Inc., a company engaged primarily in hotel development and management.

Donald M. Giles, 67	1998	Chairman of the Board of Moore & Giles, Inc. Previously, Mr. Giles served as President and CEO of Moore & Giles, Inc.

Watt R. Foster, Jr., 49	2005	Owner and Vice President of Foster Fuels, Inc.

Thomas W. Pettyjohn, Jr., 62	1998	Vice Chairman of Financial since January 1, 2004 and the Bank since 1999. Investment Advisor at Davidson & Garrard, Inc., an investment advisory business.

Group Two Directors (To Serve Until 2011 Meeting of Shareholders)

Name and Age	Director Since (1)	Principal Occupation During Past Five Years
Robert R. Chapman III, 46	1998	President of Financial since January, 2004 and President and Chief Executive Officer of the Bank since January, 2003.

Donna Schewel Clark, 58	1998	Secretary and General Counsel of Schewel Furniture Co., Inc.

Augustus A. Petticolas, Jr., 60	2005	Dentist, Dr. Augustus A. Petticolas, Jr., General Dentistry.

Richard R. Zechini, 70	1998	Orthodontist and President, Richard R. Zechini, D.D.S., Ltd.

(1)	All of the directors of Financial also serve as members of the board of directors of the Bank of the James. For all years prior to 2004, all directorships were with the Bank only.

Named Executive Officers Who are Not Directors

Name and Age	Executive Officer Since	Principal Occupation
Harry P. Umberger, 43	2007	Executive Vice President and Senior Credit Officer of the Bank since December 2007. From 2003 to 2007 Mr. Umberger served as Senior Vice President and Senior Credit Officer of the Bank.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS MATTERS

General

The Boards of Financial and the Bank are identical in membership. The business and affairs of Financial are managed under the direction of the board of directors in accordance with the Virginia Stock Corporation Act, Financial’s Articles of Incorporation, and Financial’s Bylaws. Members of the board of directors are kept informed of Financial’s business through discussions with management, by reviewing materials provided to them, and by participating in meetings of the board of directors and its committees.

Independence of Directors

The board of directors has determined that all of the directors with the exception of directors Chapman and Scruggs are “independent” as defined by the rules and regulations of the Securities and Exchange Commission and Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. (“NASD”):

Meeting Attendance

Board and Committee Meetings

The board of directors of Financial held four (4) meetings during 2008. During 2008 each of the directors attended at least 75% of the meetings of the board of Financial and the committees of Financial on which they serve The board of directors of the Bank, which consists of all members of the board of directors of Financial, met 12 times during 2008.

In 2008, each non-employee director was paid $600 for each board of directors meeting attended and $300 for each committee meeting attended, except that a) directors received only one board fee when the boards of Financial and the Bank met on the same day; and b) directors received only one committee fee when a committee of Financial and its corresponding committee of the Bank met on the same day. For 2009, the fees paid for meetings of the board of directors and its committees will be unchanged. Members of the board of directors do not receive any compensation except as set forth herein and non-employee directors are not eligible to receive option grants. In 2008, total fees paid to non-employee directors was approximately $117,300.

The following table contains information regarding the compensation awarded or paid to, or earned by, Financial’s directors during 2008 fiscal year.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Lewis C. Addison	$7,800	—	—	—	$7,800
William C. Bryant III	12,300	—	—	—	12,300
Robert R. Chapman III (1)	—	—	—	—	—
Donna S. Clark	12,600	—	—	—	12,600
James F. Daly	13,500	—	—	—	13,500
Watt R. Foster, Jr.	6,000	—	—	—	6,000
Donald M. Giles	13,200	—	—	—	13,200
Augustus A. Petticolas, Jr.	8,700	—	—	—	8,700
Thomas W. Pettyjohn, Jr.	16,800	—	—	—	16,800
J. Todd Scruggs (1)	—	—	—	—	—
Kenneth S. White	12,300	—	—	—	12,300
Richard R. Zechini	14,100	—	—	—	14,100

Total	$117,300				$117,300

(1)	Messrs. Chapman and Scruggs are employee-directors and do not receive additional compensation for service on the board of Financial or the Bank.

Meeting of Shareholders

Financial encourages each member of the board of directors to attend the Meeting of Shareholders. All of Financial’s directors then in office attended the 2008 Meeting of Shareholders of Financial.

COMMITTEES OF THE BOARD OF DIRECTORS OF FINANCIAL

The board of directors of Financial and the Bank have the following four standing committees to assist the board in the discharge of its duties: Executive Committee, Audit Committee, Nominating Committee, and Compensation Committee. In addition, the board of directors of the Bank has standing Loan and Investment Committees to assist it in the discharge of its duties.

The board of directors of Financial has adopted charters for its Audit Committee, Nominating Committee, and Compensation Committee to define the duties and responsibilities of those committees. These charters are available on the investor relations page of our website (www.bankofthejames.com) under “Governance Documents.” If you would prefer to receive a copy via mail at no cost to you, please contact J. Todd Scruggs, Secretary of Financial.

Executive Committee

The Executive Committee reviews extraordinary confidential issues, and serves as a forum for discussing executive decisions. The Executive Committee has all the powers of the board in the management and the conduct of the business and affairs of the company in the intervals between meetings of the full board, except that the Executive Committee may not increase the number of directors, fill vacancies on the board, remove directors, approve an amendment to the articles of incorporation or bylaws, approve a plan of merger or consolidation, or take other actions that cannot by law be delegated by the board. During the fiscal year ended December 31, 2008, the Executive Committee of the board of directors of each of Financial and the Bank was comprised of Messrs. White, Chapman, Giles, and Pettyjohn and Ms. Clark. For the year ended December 31, 2008, the Executive Committee of each of Financial and the Bank had eleven (11) meetings.

Audit Committee

The Audit Committee reviews and approves compliance policies and procedures and assists and monitors general audits performed by federal and state agencies. Financial’s Audit Committee has been established in accordance with § 3(a)(58)(A) of the Exchange Act. The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit. The Audit Committee of Financial reviews and accepts the reports of Financial’s independent auditors, internal auditor, and federal and state examiners. As part of its oversight of Financial’s financial statements, the Audit Committee reviews and discusses with both management and Financial’s independent registered public accountants all annual and quarterly financial statements and disclosures prior to their issuance.

In addition, the Audit Committee reviews key initiatives and programs aimed at maintaining the effectiveness of Financial’s internal and disclosure control structure. As part of this process, the Audit Committee continues to monitor the scope and adequacy of Financial’s internal auditing program.

During the fiscal year ended December 31, 2008, the Audit Committee of the board of directors of each of Financial and the Bank was comprised of Ms. Clark and Messrs. Addison and Bryant, and Drs. Petticolas and Zechini. For the year ended December 31, 2008, the Audit Committees of Financial and the Bank had four (4) meetings.

Financial’s board has determined that Lewis C. Addison is an “audit committee financial expert” as that term is defined by the Securities and Exchange Commission rules adopted pursuant to the Sarbanes-Oxley Act. Mr. Addison and all other members of the Audit Committee are “independent” as defined by the rules and regulations of the Securities and Exchange Commission and Marketplace Rule 4200(a)(15) of the NASD.

Nominating Committee

The Nominating Committee reviews and recommends candidates for nomination to the board for expired or otherwise vacant seats. During fiscal year ended December 31, 2008 the Nominating Committee of the board of directors of both Financial and the Bank was comprised of Ms. Clark, Messrs. Addison, and Giles, and Drs. Petticolas and Zechini. For the year ended December 31, 2008 the Nominating Committee had one (1) meeting.

All members of the Nominating Committee are “independent” as defined by the rules and regulations of the Securities and Exchange Commission and Marketplace Rule 4200(a)(15) of NASD. Currently, Financial does not consider candidates recommended by shareholders. This policy is based, among other things, on the fact that Financial has been an operating entity for less than six years and Financial’s sole business at this time is the ownership of the Bank and BOTJ Investment Group, Inc., which have been in existence for less than ten and three years, respectively. The majority of the incumbent directors were organizers of the Bank. Financial believes it to be beneficial for the board of directors to be comprised of individuals with the types of expertise and scope currently represented on the board, and during these critical early years of the Bank and Financial, the Nominating Committees are best positioned to identify such individuals. The Nominating Committee considers share ownership, business experience and expertise, character, particular goals and needs of Financial for additional competencies or characteristics, educational background, and board experience in evaluating potential nominees.

Compensation Committee

The Compensation Committee reviews, recommends, and approves compensation for the employees of Financial’s subsidiaries. During fiscal year ended December 31, 2008, the Compensation Committee of the board of directors was comprised of Ms. Clark and Messrs. Daly, Pettyjohn, and White. For the year ended December 31, 2008, the Compensation Committee had four (4) meetings.

Loan Committee of the Bank

The Loan Committee of the board of the Bank reviews and approves loan portfolio activities, reviews and makes recommendations on specific large loan requests, reviews and recommends action on requests by officers and directors of the Bank, and reviews and approves credit ratings assigned to specific loans within the loan portfolio. During fiscal year ended December 31, 2008, the Loan Committee of the board of directors was comprised of Ms. Clark, Messrs. Pettyjohn, Bryant, Chapman, Daly, Giles, and Dr. Zechini. For the year ended December 31, 2008, the Loan Committee had seventeen (17) meetings.

Investment Committee of the Bank

The Investment Committee of the board of the Bank reviews, approves, and actively oversees the management of the Bank’s investment policy and monitors and oversees the management of the Bank’s asset/liability position. In addition, the Investment Committee monitors the practices of the investment officer with regard to the Bank’s investment portfolio. During fiscal year ended December 31, 2008 the Investment Committee was comprised of Messrs. Addison, Chapman, Foster, Giles, Pettyjohn, Scruggs and Dr. Zechini. For the year ended December 31, 2008 the Investment Committee had four (4) meetings.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information as of March ___, 2009 regarding the number of shares of Common Stock of Financial beneficially owned by (1) each director, (2) each executive officer, and (3) directors and executive officers as a group. The address of each director and executive officer is c/o Bank of the James Financial Group, Inc., 828 Main Street, Lynchburg, VA 24504.

	Common Stock Owned Beneficially (#) (1)	Percentage of Class (%) (2)
Lewis C. Addison	4,950	*
Director
William C. Bryant III (3)	11,383	*
Director
Robert R. Chapman III (4)	113,478	3.92
Director, President
Donna S. Clark (5)	35,693	1.27
Director
James F. Daly (6)	35,999	1.28
Director
Watt R. Foster, Jr. (7)	55,165	1.96
Director
Donald M. Giles (8)	45,648	1.62
Director
Augustus A. Petticolas, Jr.	1,852	*
Director
Thomas W. Pettyjohn, Jr.	6,239	*
Director
Kenneth S. White (9)	39,514	1.41
Director
Richard R. Zechini (10)	52,155	1.50
Director
J. Todd Scruggs (11)	62,672	2.18
Director, Secretary, EVP and CFO of the Bank
Harry P. Umberger (12)	14,142	*
EVP of the Bank

Officers and Directors as a group (13)	468,890	16.52

*	Less than 1%

(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provision of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership within sixty days. Beneficial ownership also includes any shares held in the name of an individual’s spouse, minor children or other relatives living in the individual’s home. Share totals include the 10% stock dividend declared on May 20, 2008, as well as all prior stock dividends declared by Financial.

(2)	The ownership percentage of each individual is calculated based on the total of 2,810,255 shares of common stock that were outstanding as of March 27, 2009, plus the number of shares that can be issued to the individual within sixty days of March 27, 2009 upon the exercise of stock options held by the individual. Shares of common stock that are subject to exercisable stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by any person or group but are not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group.

(3)	Includes beneficial ownership of 4,084 shares held by Mr. Bryant as joint tenants with his wife.

(4)	Includes 82,283 shares purchasable upon exercise of options exercisable within 60 days of March 27, 2009.

(5)	Includes beneficial ownership of aggregate of 4,992 shares held by Ms. Clark’s minor children.

(6)	Includes beneficial ownership of 33,427 shares held in a revocable trust of which Mr. Daly and his wife are co-trustees.

(7)	Includes beneficial ownership 4,992 shares held by Mr. Foster as joint tenants with his wife and an aggregate of 47,904 shares held by Mr. Foster’s minor children.

(8)	Includes 7,961 shares owned by Mr. Giles’ wife and 12,730 shares held in a revocable trust of which Mr. Giles is beneficiary and trustee.

(9)	Includes beneficial ownership of 38,267 shares held in a revocable trust of which Mr. White is the trustee and beneficiary and 1,247 shares owned by Mr. White’s wife.

(10)	Includes beneficial ownership of 3,985 shares held in trust for which Dr. Zechini serves as trustee.

(11)	Includes 57,555 shares purchasable upon exercise of options exercisable within 60 days of March 27, 2009 and 125 shares owned by Mr. Scruggs’ wife.

(12)	Includes 14,142 shares purchasable upon exercise of options exercisable within 60 days of March 27, 2009.

(13)	See notes 1 through 12.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

The officers of Financial presently are serving without compensation from Financial. They are, however, compensated by the Bank for services rendered as officers of the Bank. The table below summarizes certain information with respect to compensation paid by the Bank to certain employees of the Bank who performed policy-making duties for Financial for services rendered in all respects for the fiscal year ended December 31, 2008.

Summary Compensation Table—2008

		Annual Compensation		Long Term Compensation
				Awards Options/ SARs ($)(1)	All Other Compensation ($)
Name and Principal Position	Year	Salary ($)	Bonus ($)
Robert R. Chapman III	2008	$190,000	—	—	$5,962
President, CEO and President of the Bank	2007	$160,000	$14,441	—	$5,495
J. Todd Scruggs	2008	$160,000	—		$9,784
Secretary, EVP and CFO of the Bank	2007	$130,000	$11,733		$7,710
Martin E. Waltemyer	2008	$120,000	—		$4,000
EVP and COO of the Bank (3)	2007	$115,000	$9,026	—	$3,817
Harry P. Umberger	2008	$130,000	—	—	$4,303
EVP and Senior Credit Officer of the Bank	2007	$115,000	$5,803	—	$3,596

(1)	For 2008, Financial did not grant options to any of the named executive officers. For 2008, no named executive officer executed any options.

(2)	“All Other Compensation” consists entirely of matching contributions made under Bank’s 401(k) plan, life insurance premiums, and club dues.

(3)	Mr. Waltemyer retired on December 31, 2008.

Stock Option Plan

The following table shows for each of the named executive officers (1) the number of stock options that were granted during 2008, (2) the number and percentage of options granted to the named executive officers individually and as a group, (3) the total number and percentage of options granted to all employees as a group, (4) the exercise price, and (5) the expiration date.

Option Grants During Year Ended December 31, 2008

	Number of Securities Underlying Options/SARs Granted (#)(1)	Percent of Total Options/SARs Granted to Employees in Fiscal Year (2)	Exercise or Base Price ($/Sh) (3)	Expiration Date
Name
Robert R. Chapman III	—	0.00%	$—	n/a
J. Todd Scruggs	—	0.00%	$—	n/a
Martin E. Waltemyer	—	0.00%	$—	n/a
Harry P. Umberger	—	0.00%	$—	n/a

Named Executive Officers as a group	—	0.00%
All employees, as a group	1,600	100.00%

(1)	Share totals are adjusted to reflect the 10% stock dividend declared on May 20, 2008 and paid on July 22, 2008 as well as all prior stock dividends declared by Financial.

(2)	Options to purchase a total of 1,600 shares of Common Stock were granted to employees during the year ended December 31, 2008.

(3)	Stock options were awarded at the fair market value of the shares of Common Stock at the date of award and adjusted to reflect the stock dividends declared by Financial.

In the year ended December 31, 2008, no stock options were exercised by any of the named executive officers.

Outstanding Equity Awards at Fiscal Year End

The following table provides information as of December 31, 2008 regarding Financial’s stock based awards under Financial’s stock option plan. The named executive officers have no other outstanding equity awards.

Name and Date of Grant	Number of Securities Underlying Unexercised Options (#)(1)		Option Exercise Price ($) (1)	Option Expiration Date
	Exercisable (#)	Unexercisable
Robert R. Chapman III
10-21-1999	17,470	—	$4.01	10-21-2009
12-05-2000	9,983	—	4.41	12-05-2010
12-13-2001	9,983	—	4.50	12-13-2011
12-12-2002	12,478	—	6.01	12-12-2012
12-17-2003	14,974	—	8.92	12-17-2013
12-09-2004	6,807	—	11.02	12-09-2014
12-05-2005	10,588	—	13.23	12-05-2015

J. Todd Scruggs
10-21-1999	14,974	—	$4.01	10-21-2009
12-05-2000	4,992	—	4.41	12-05-2010
12-13-2001	4,992	—	4.50	12-13-2011
12-12-2002	7,488	—	6.01	12-12-2012
12-17-2003	9,983	—	8.92	12-17-2013
12-09-2004	4,538	—	11.02	12-09-2014
12-05-2005	10,588	—	13.23	12-05-2015
Harry P. Umberger
12-13-2001	1,247	—	$4.50	12-13-2011
12-12-2002	3,743	—	6.01	12-12-2012
12-17-2003	4,992	—	8.92	12-17-2013
12-09-2004	1,135	—	11.02	12-09-2014
12-05-2005	3,025	—	13.23	12-05-2015
Martin E. Waltemyer
10-21-1999	2,496	—	$4.01	10-21-2009
12-05-2000	4,992	—	4.41	12-05-2010
12-13-2001	4,992	—	4.50	12-13-2011
12-12-2002	4,992	—	6.01	12-12-2012
12-17-2003	7,488	—	8.92	12-17-2013
12-09-2004	6.807	—	11.02	12-09-2014
12-05-2005	10,588	—	13.23	12-05-2015

(1)	Share totals and exercise price are adjusted to reflect the 10% stock dividend declared on May 20, 2008 and paid on July 22, 2008 as well as all prior stock dividends declared by Financial.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes information concerning Financial’s equity compensation plans at December 31, 2008. All figures have been adjusted to reflect the 10% stock dividend declared on May 20, 2008 and paid on July 22, 2008 as well as all prior stock dividends declared by Financial.

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in First Column)
Equity compensation plans approved by shareholders - 1999 Stock Option Plan of Bank of the James Financial Group, Inc.	318,021	$8.61	21,180
Equity compensation plans not approved by shareholders	N/A	N/A	N/A
Total	318,021	$8.61	21,180

TRANSACTIONS WITH MANAGEMENT

Some of the directors and officers of Financial and the Bank are at present, as in the past, customers of the Bank, and the Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. These transactions do not involve more than the normal risk of collectibility or present other unfavorable features.

Any future transactions between the Bank and its officers and directors, as well as transactions with any person who acquires 5% or more of Financial’s voting stock will be on substantially the same terms, including interest rates and security for loans, as those prevailing at the time for comparable transactions with others.

There are no legal proceedings to which any director, officer, principal shareholder or associate is a party that would be material and adverse to the Bank.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements with management and Yount, Hyde & Barbour, P.C. (“YHB”), the independent auditors for the year ended December 31, 2008. Management represented to the Audit Committee that Financial’s financial statements were prepared in accordance with the standards of the Public Company Accounting Oversight Board (United States), and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors. The discussions with YHB also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

YHB provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No.1 (Independence Discussions with Audit Committees). This information was discussed with YHB.

Based on the discussions with management and YHB, the Audit Committee’s review of the representations of management and the report of YHB, the Audit Committee recommended to the board of directors that the audited financial statements be included in Financial’s Annual Report on Form 10-K to be filed with the Securities and Exchange Commission for the year ended December 31, 2008.

Submitted by the Audit Committee of Financial’s board of directors.

Donna S. Clark—Chair

Lewis C. Addison

William C. Bryant III

Augustus A. Petticolas, Jr.

Richard R. Zechini

INDEPENDENT PUBLIC ACCOUNTANT

Yount, Hyde & Barbour, P.C. (“YHB”) served as independent auditors for Financial for 2007 and 2008. Representatives from YHB are expected to be present at the Meeting with the opportunity to make a statement and to answer any questions you may have.

YHB has advised Financial that neither it nor any of its members have any direct financial interest or material indirect financial interest in the securities of Financial or in connection with Financial and/or the Bank in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

Fees Paid to Independent Auditors for 2008 and 2007 Fiscal Years

For the fiscal years ended December 31, 2008 and 2007, YHB audited the financial statements included in Financial’s Annual Report on Form 10-K; reviewed Financial’s quarterly reports on Form 10-Q; and provided certain tax services including tax compliance, tax advice, and tax planning.

The following table presents the aggregate fees paid or to be paid by Financial and the Bank for professional services rendered by YHB for the years 2008 and 2007:

	2008	2007
Audit Fees	$51,838	$45,350
Audit Related Fees	—	938
Tax Fees	4,050	3,750

Total	$55,888	$50,038

All Other Fees

Other than that set forth above, YHB did not bill Financial or the Bank for any other fees during either of the past two (2) years.

Audit Committee Pre-Approval Policies and Procedures

It is the policy of the Audit Committee that Financial’s independent auditor may provide only those services that have been pre-approved by the Audit Committee. Unless a type of service to be provided by the independent auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. The term of any general pre-approval is 12 months from the date of pre- approval, unless the Audit Committee or a related engagement letter specifically provides for a different period. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval. The Audit Committee pre-approved all services provided by YHB in 2008 and 2007.

Requests or applications to provide services that require specific approval by the Audit Committee must be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based upon a review of beneficial ownership reporting Forms 3 and 4 furnished to Financial under Rule 16a-3(e) of the SEC, and upon appropriate written representations, we believe that all reports of initial and subsequent changes in beneficial ownership of Financial’s securities as required pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), were filed with the Commission on a timely basis during the 2008 by all persons who were directors or executive officers of Financial at any time during the year.

PROPOSAL TWO

AMENDMENT TO THE ARTICLES OF INCORORATION

TO AUTHORIZE 1,000,000 SHARES OF PREFERRED STOCK

The Proposed Amendment

Our Board of Directors has adopted, and recommends shareholder approval of, an amendment to our Articles of Incorporation to authorize 1,000,000 shares of preferred stock, par value $2.14 per share (the “Preferred Stock”). The proposed amendment amends Article III and VII of our Articles of Incorporation as set forth in Appendix A to this Proxy Statement.

Our Articles of Incorporation currently authorize only the issuance of Common Stock. The amendment will vest in the Board of Directors the authority to issue the Preferred Stock in one or more series and, to the extent permitted by law, fix and determine the preferences, rights and limitations of the shares of any series so established. Provisions in a company’s articles of incorporation authorizing preferred stock in this manner are often referred to as “blank check” provisions, as they give a board of directors the flexibility, at any time or from time to time, without further shareholder approval (except as may be required by applicable laws, regulatory authorities or the rules of any stock exchange on which our securities are then listed), to create one or more series of preferred stock and to determine the terms of each such series. The authority of the board of directors with respect to each series, without limitation, includes a determination of the following: (a) the number of shares to constitute the series, (b) the liquidation rights, if any, (c) the dividend rights and rates, if any, (d) the rights and terms of redemption, (e) the voting rights, if any, which may be full, special, conditional, or limited, (f) whether the shares will be convertible or exchangeable into common equity of the company, and the rates thereof, if any, (g) any limitations on the payment of dividends on the common stock while any series is outstanding, (h) any other provisions that are not inconsistent with the articles of incorporation, and (i) any other preference, limitations, or rights that are permitted by law.

Reasons for the Amendment

The Board believes that authorization of the Preferred Stock in the manner proposed is in the best interests of Financial and its shareholders. The Board believes that the complexity of modern business financing and possible future transactions require greater flexibility in our capital structure than currently exists. If the shareholders approve this amendment, the Board of Directors would be permitted to issue such stock from time-to-time without shareholder approval and, thereby, provide us with maximum flexibility in structuring acquisitions, joint ventures, strategic alliances, capital-raising transactions and for other corporate purposes. The Board of Directors evaluates such opportunities and considers different capital structuring alternatives designed to advance our business strategy. Having the authority to issue the Preferred Stock will enable us to develop equity securities tailored to specific purposes and to avoid the possible delay associated with, and significant expense of, calling and holding a special meeting of shareholders to authorize such additional capital. The Board of Directors believes that such enhanced ability to respond to opportunities and favorable market conditions before the opportunities or conditions pass is in the best interests of Financial and its shareholders.

Effects of the Amendment on the Rights of Holders of Common Stock

The Board does not have any present plans to issue shares of Preferred Stock. While Financial considered participating in the U.S. Department of the Treasury’s (the “Treasury”) in connection with the Treasury’s recently announced Troubled Asset Relief Program (“TARP”) Capital Purchase Program (“CPP”), after receiving preliminary approval to participate, Financial decided not to participate in the CPP.

We are unable to determine the effects of any future issuance of a series of preferred stock on the rights of our shareholders until the Board of Directors determines the rights of the holders of such series. However, such effects might include: (i) restrictions on the payment of dividends to holders of our Common Stock; (ii) dilution of voting power to the extent that the holders of shares of preferred stock are given voting rights; (iii) dilution of the equity interests and voting power of holders of our Common Stock if the preferred stock is convertible into Common Stock; and (iv) restrictions upon any distribution of assets to the holders of our Common Stock upon liquidation or dissolution and until the satisfaction of any liquidation preference granted to the holders of preferred stock.

To the extent that Preferred Stock is made convertible into shares of common stock, the effect, upon such conversion, would also be to dilute the voting power and ownership percentage of the holders of common stock. In addition, holders of Preferred Stock would normally receive superior rights in the event of any dissolution, liquidation, or winding-up of Financial, thereby diminishing the rights of the holders of common stock to distribution of Financial’s assets. To the extent that Preferred Stock is granted preemptive rights, it would entitle the holder to a preemptive right to purchase or subscribe for additional shares of Financial.

Potential Anti-Takeover Effects of the Amendment

The Board of Directors does not contemplate issuing preferred stock in the proximate future. Thus, the amendment will not have any immediate effect on the rights of existing holders of Common Stock. The flexibility to issue Preferred Stock may enhance the Board’s arm’s-length bargaining capability on behalf of Financial’s shareholders in a takeover situation. However, the amendment of the Articles of Incorporation as proposed could adversely affect the ability of third parties to take over or change the control of Financial by, for example, permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of Financial with another company. Specifically, the ability of our Board of Directors to establish the rights of, and to cause us to issue, substantial amounts of preferred stock without the need for shareholder approval, upon such terms and conditions, and having such rights, privileges and preferences, as our Board of Directors may determine from time to time in the exercise of its business judgment, may, among other things, be used to create voting impediments with respect to changes in control of Financial or to dilute the stock ownership of holders of Common Stock seeking to obtain control of Financial. The rights of the holders of Common Stock will be subject to, and may be adversely affected by, any preferred stock that may be issued in the future. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions, financings and other corporate transactions, may have the effect of discouraging, delaying or preventing a change in control of Financial. See “Anti-Takeover Provisions of the Articles of Incorporation and Bylaws.”

Any future issuance of preferred stock, however, would require approval by the Board of Directors, who are each legally bound by fiduciary duty to act in accordance with his or her good faith business judgment of the best interests of Financial. The Board of Directors has no present intention of issuing any preferred stock for any defensive or anti-takeover purpose, for the purpose of implementing any shareholder rights plan or with features specifically intended to make any attempted acquisition of Financial more difficult or costly. As stated above, at this time, the Board of Directors does not contemplate issuing any preferred stock in the proximate future.

Anti-Takeover Provisions of the Articles of Incorporation and Bylaws

At present, our Articles of Incorporation and Bylaws contain the following provisions that may have an anti-takeover effect:

Classified Board of Directors. Our Articles of Incorporation and Bylaws currently provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The members of each class are elected for a term of three years and until their successors are elected and qualified. One class of directors is elected annually.

No Cumulative Voting. Our Articles of Incorporation do not provide for cumulative voting in the election of directors.

Removal of Directors Only for Cause. Provisions under state law and our Bylaws that provide that directors may only be removed for cause.

Special Voting Provisions. Our Articles of Incorporation currently provide that unless previously approved by two-thirds of our directors in office, the following transactions require approval by 80 percent or more of all the votes entitled to be cast by each voting group entitled to vote on the transaction:

•	An amendment of Financial’s Articles of Incorporation;

•	A plan of merger or share exchange;

•	A transaction involving the sale of all or substantially all of Financial’s assets other than in the regular course of business; and

•	A plan of dissolution.

Required Vote

The affirmative vote of the holders of a majority of votes entitled to be cast at the Meeting is required for approval of the proposed amendment to our Articles of Incorporation. Accordingly, abstentions and broker non-votes will be considered as votes against this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF PREFERRED STOCK.

PROPOSAL THREE -

AMENDMENT TO THE ARTICLES OF INCORORATION TO AUTHORIZE THE

SIZE OF THE BOARD TO BE FIXED IN THE BYLAWS OF FINANCIAL

The Proposed Amendment

Our Board of Directors has adopted, and recommends shareholder approval of, an amendment to our current Articles of Incorporation to authorize the Board of Directors to fix the size of the Board of Directors in the Bylaws. The proposed amendment amends Article V of our Articles of Incorporation and is set forth in Appendix A to this Proxy Statement.

Article V of our Articles of Incorporation currently specifies that the Board of Directors shall be composed of not less than 5 nor more than 25 directors. The amendment will allow Financial to fix the size of the Board of Directors in the Bylaws rather than in the Articles of Incorporation. As of the date hereof, the Bylaws are consistent with the Articles of Incorporation and specify that the Board of Directors shall consist of not less than 5 nor more than 25 directors. The amendment also provides that directors elected by holders of Preferred Stock will not be placed into classes or serve staggered terms. The remaining provisions of the amendment conform the changes to the staggered board structure.

Reasons for the Amendment

As discussed above in Proposal Two, the proposed amendments to the Articles of Incorporation are designed to provide Financial with flexibility in raising capital in the future. The proposed change will provide greater flexibility in meeting the requirements of future investors.

Effects of the Amendment on the Rights of Holders of Common Stock

Under the Articles of Incorporation, the holders of Common Stock must approve any change in the minimum and maximum number of authorized members of the Board by approving an amendment to the Articles of Incorporation. If the amendment is adopted, Financial will no longer be required to obtain the consent of the holders of Common Stock to change the authorized size of the Board of Directors. The Board of Directors will have the authority to change the authorized size of the Board of Directors by an amendment of the Bylaws without shareholder approval.

Potential Anti-Takeover Effects of the Amendment

The amendment to the Articles of Incorporation as proposed could adversely affect the ability of third parties to take over or change the control of Financial by, for example, permitting the Board of Directors to increase or decrease the size of the Board and thereby effect a change in the composition of our Board of Directors. Upon approval of this amendment, any future expansion of the Board of Directors would require approval by the Board of Directors, who are each legally bound by fiduciary duty to act in accordance with his or her good faith business judgment of the best interests of Financial. This impact is mitigated by the fact that Virginia law requires that each director appointed by the Board must be elected by the shareholders at a company’s next meeting.

As of the date hereof, the Board of Directors has twelve (12) members. Financial has no present intention of expanding the Board of Directors for any defensive or anti-takeover purpose. This proposal is not in response to any attempt to acquire control of Financial.

Required Vote

The affirmative vote of the holders of a majority of votes entitled to be cast at the Meeting is required for approval of the proposed amendment to our Articles of Incorporation. Accordingly, abstentions and broker non-votes will be considered as votes against this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION TO AUTHORIZE THE BOARD TO FIX THE SIZE OF THE BOARD IN THE BYLAWS

AMENDED AND RESTATEMENT OF THE ARTICLES OF INCORPORATION

As set forth in the proposed Amended and Restated Articles of Incorporation, we are changing the stated par value of Common Stock from $4.00 per share to $2.14 per share. Since the current Articles of Incorporation were filed, Financial has declared two stock splits effected in the form of a dividend (the first, a 50% stock dividend declared on January 13, 2005 and the second, a 25% stock dividend declared on January 17, 2006). Under applicable accounting principles, these two stock splits effected in the form of a stock dividend have caused the par value of the Common Stock to be adjusted from $4.00 to $2.14. This change conforms the par value of the Common Stock as stated in the Articles of Incorporation to the par value as reflected on the financial statements of Financial and has no effect on the rights of the holders of Common Stock.

The Board of Directors has elected to restate the Articles of Incorporation as set forth in Appendix A because the amendments set forth in Proposals Two and Three affect multiple provisions of the Articles of Incorporation. Each of those changes, which are set forth in Appendix A to this Proxy Statement, is being proposed for the purpose of authorizing the Preferred Stock, ensuring that we can raise capital on terms and conditions favorable to Financial, relating to the election of directors, or deleting an obsolete provision of the Articles of Incorporation.

PROPOSAL FOUR -

RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee of the board of Financial has appointed, subject to ratification by the shareholders, Yount, Hyde & Barbour, P.C., Winchester, Virginia (“YHB”) as independent public accountant to audit the books of Financial for the fiscal year ending December 31, 2009.

The board has determined that it would be desirable to request the shareholders to ratify the board’s selection of YHB as independent public accountants to audit the books and accounts of Financial for the fiscal year ending December 31, 2008. This proposal is designated as Item No. 4 in the enclosed Proxy.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE RATIFICATION OF YOUNT, HYDE & BARBOUR, P.C. AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

PROPOSAL FIVE -

ADJOURNMENT OF THE MEETING

General

If at the Meeting the number of shares of our Common Stock present or represented and voting in favor of Proposals Two and Three is insufficient to approve these proposals, our management may move to adjourn the Meeting in order to enable our Board of Directors to continue to solicit additional proxies in favor of Proposals Two and Three. In that event, you will be asked to vote only upon the adjournment proposal rather than Proposals Two and Three.

In this proposal, we are asking you to authorize the holder of any proxy solicited by our Board of Directors to vote in favor of adjourning the Meeting and any later adjournments. If our shareholders approve the adjournment proposal, we could adjourn the Meeting, and any adjourned session of the Meeting, to use additional time to solicit additional proxies in favor of Proposals Two and Three, including the solicitation of proxies from the shareholders that have previously voted. Among other things, approval of the adjournment proposal could mean that, even if proxies representing a sufficient number of votes against Proposals Two and Three have been received, we could adjourn the Meeting without a vote on Proposals Two and Three and seek to convince the holders of those shares to change their votes to votes in favor of the approval of Proposals Two and Three.

The Board of Directors believes that if the number of shares of Common Stock present or represented at the Meeting and voting in favor of Proposals Two and Three is insufficient to approve that proposal, it is in the best interests of the shareholders to enable the Board of Directors, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes to approve Proposals Two and Three.

Generally, if the Meeting is adjourned, no notice of the adjourned meeting is required to be given to shareholders, other than an announcement at the Meeting of the place, date and time to which the meeting is adjourned. However, if the Meeting is adjourned to a date more than 120 days after the date fixed for the original meeting, notice of the adjourned meeting will be given as in the case of the original meeting.

Required Vote

The affirmative vote of the holders of a majority of votes cast at the Meeting is required for approval of the proposal to adjourn the Meeting. Accordingly, abstentions and broker-non votes will have no effect on the outcome of this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO ADJOURN THE MEETING TO ALLOW TIME FOR THE FURTHER SOLICITATION OF PROXIES TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE ARTICLES.

DATE OF RECEIPT OF SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT MEETING

All shareholder proposals intended to be presented at the 2010 Meeting of Shareholders must be received by Financial at its principal office for inclusion in Financial’s proxy statement and form of proxy relating to that meeting no later than January 1, 2010. If such proposal complies with all the requirements of Rule 14a-8 of the Exchange Act, it will be included in the Proxy Statement and set forth in the proxy card issued for the next Meeting of Shareholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

COMMUNICATIONS WITH MEMBERS OF THE BOARD

Shareholders may communicate with the board of directors by mailing written communications to the attention of J. Todd Scruggs, Secretary to the board of directors at the principal office of Financial at 828 Main St., Lynchburg, VA 24504. All such communications are reviewed by the Secretary to the board and submitted to the board of directors unless they are deemed non-substantive.

FORWARD LOOKING STATEMENTS

Certain information contained in this discussion may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are generally identified by phrases such as “we expect,” “we believe” or words of similar import. Such forward-looking statements involve known and unknown risks including, but not limited to:

•

changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries, decline in real estate values in our markets, or in the repayment ability of individual borrowers or issuers;

•	changes in the interest rates affecting our deposits and our loans;

•	the strength of the economy in our target market area, as well as general economic, market, or business conditions;

•	an insufficient allowance for loan losses as a result of inaccurate assumptions;

•	the loss of any of our key employees;

•

changes in our competitive position, competitive actions by other financial institutions and the competitive nature of the financial services industry and our ability to compete effectively against other financial institutions in our banking markets;

•	our ability to manage growth;

•	our potential growth, including our entrance or expansion into new markets, the opportunities that may be presented to and pursued by us and the need for sufficient capital to support that growth;

•	our ability to assess and manage our asset quality;

•	changes in government monetary policy, interest rates, deposit flow, the cost of funds, and demand for loan products and financial services;

•	our ability to maintain internal control over financial reporting;

•	our ability to raise capital as needed by our business;

•	our reliance on secondary sources, such as Federal Home Loan Bank advances, sales of securities and loans, and federal funds lines of credit from correspondent banks to meet our liquidity needs;

•	changes in laws, regulations and the policies of federal or state regulators and agencies; and

•	other circumstances, many of which are beyond our control.

Although we believe that our expectations with respect to the forward-looking statements are based upon reliable assumptions within the bounds of our knowledge of our business and operations, there can be no assurance that our actual results, performance or achievements will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements.

OTHER MATTERS THAT MAY COME BEFORE THE MEETING

The board of directors is not aware of any matters to be presented for action at the Meeting other than as set forth herein. However, if any other matters properly come before the Meeting, or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

WHERE YOU CAN FIND MORE INFORMATION

ANNUAL REPORT AND FINANCIAL STATEMENTS

A copy of Financial’s Annual Report to Shareholders for the year ended December 31, 2008 has been furnished to the shareholders. Financial’s Annual Report on Form 10-K for the year ended December 31, 2008 is available without charge to any shareholder requesting the same. Additional copies of the Annual Report to Shareholders and copies of the Annual Report on Form 10-K may be obtained from Financial’s website (www.bankofthejames.com) or by written request to J. Todd Scruggs, Secretary of the board of directors at 828 Main Street, Lynchburg, VA 24504. The Form 10-K is not a part of the proxy solicitation materials.

Lynchburg, Virginia April __, 2009	BY ORDER OF THE BOARD OF DIRECTORS

J. Todd Scruggs, Secretary

Appendix A

Note: New language is indicated by underlining and deletions are indicated by strike-throughs.

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

BANK OF THE JAMES FINANCIAL GROUP, INC.

~~The undersigned does hereby form a Virginia stock corporation under the provisions of Title 13.1 and Title 6.1 of the Code of Virginia, and to that end does set forth the following:~~

ARTICLE I

NAME

The name of the Corporation is:

BANK OF THE JAMES FINANCIAL GROUP, INC.

ARTICLE II

PURPOSES

The purpose for which the Corporation is organized is to act as a bank holding company, or subject to regulatory consent, as a financial holding company, and to transact any and all lawful business not required to be specifically stated in the Articles of Incorporation, for which corporations may be formed under the Virginia Stock Corporation Act.

ARTICLE III

AUTHORIZED STOCK

The Corporation shall have authority to issue ten million (10,000,000) shares of Common Stock, par value $~~4.00~~2.14 per share and one million (1,000,000) shares of Preferred Stock, par value $2.14 per share.

Dividends. Subject to the provisions of law and the rights of holders of shares at the time outstanding of all classes of stock having prior rights as to dividends, the holders of Common Stock at the time outstanding shall be entitled to receive such dividends at such times and in such amounts as the Board of Directors may deem advisable.

Liquidation. In the event of any liquidation, dissolution or winding up (whether voluntary or involuntary) of the Corporation, after payment or provision for the payment of all the liabilities and obligations of the Corporation and all preferential amounts to which the holders of shares at the time outstanding of all classes of stock having prior rights thereto shall be entitled, the remaining net assets of the Corporation shall be distributed ratably among the holders of the shares at the time outstanding of Common Stock.

Voting. Except to the extent to which the Board of Directors shall have specified voting power with respect to any other class of stock and except as otherwise provided by law, the exclusive voting power shall be vested in the Common Stock, the holder thereof being entitled to one vote for each share of Common Stock at all meetings of the shareholders of the Corporation. No cumulative voting shall be allowed.

Designation of Preferred Stock.~~. Authority is expressly vested in the~~ The Board of Directors ~~to~~, without shareholder action, may, by adoption of an amendment of the Articles of Incorporation divide the Preferred Stock into and ~~issues~~issue the same in series and, to the fullest extent permitted by law, ~~to~~ fix and determine the terms, including the preferences, rights and limitations ~~and relative rights~~ of the shares of any series so established, and ~~to~~ provide for the issuance thereof.

Prior to the issuance of ~~any share~~shares of a series of Preferred Stock, the Board of Directors shall establish such series by adopting ~~a resolution~~an amendment of the Articles of Incorporation setting forth the designation and number of shares of the series and the terms, including the preferences, rights and limitations ~~and relative rights~~ thereof, and the Corporation shall file with the State Corporation Commission of Virginia articles of amendment as required by law, and the Commission shall have issued a certificate of amendment with respect to such articles of amendment.

ARTICLE IV

NO PREEMPTIVE RIGHTS

No holder of any outstanding shares of stock of the Corporation shall have any preemptive rights with respect to any subscriptions, warrants, rights or options to purchase any shares of stock of the Corporation, or any obligations convertible into any shares of stock of the Corporation or into subscriptions, warrants, rights or options to purchase any shares of stock in the Corporation.

ARTICLE V

ELECTION, NUMBER AND TERMS OF DIRECTORS

~~1. Election of Directors. The management, control and government of the Corporation shall be vested in the Board of Directors. The Directors shall be divided into three (3) groups, Group I, Group II, and Group III, as nearly equal in number as possible. Directors of each group shall be elected for staggered three (3) year terms. All directors shall remain in office until their successors have been duly elected by the shareholders and qualified.~~

~~2. Number of Directors.~~ The management, control and government of the Corporation shall be vested in the Board of Directors. Except as otherwise fixed by any articles of amendment hereafter adopted by the Board of Directors pursuant to ~~Paragraph~~Section 4 of Article III relating to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of the directors of the Corporation shall be fixed from time to time by or pursuant to the Bylaws of the Corporation. The directors, other than those who may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, shall be ~~classified,~~divided with respect to the time for which they severally hold office, into three (3) classes, Group I, Group II, and Group III, as nearly equal in number as possible, ~~as shall be provided in the manner specified in the Bylaws of the Corporation, one class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 2003, another class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 2004, and another class~~Group I to be originally elected for a term expiring at the annual meeting of shareholders held in 2004, and Group II to be originally elected for a term expiring at the annual meeting of ~~stockholders~~shareholders to be held in 2005, and Group III to be originally elected for a term expiring at the annual meeting of shareholders held in 2006, with each class member to hold office until ~~its~~his successor is elected and qualified. At each annual meeting of the ~~stockholders~~shareholders of the Corporation beginning at the ~~2003~~2004 meeting, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of ~~stockholders~~shareholders held in the third year following the year of their election.

ARTICLE VI

INDEMNIFICATION AND ELIMINATION OF LIABILITY

Indemnification of Directors and Officers. Except as provided in Section 2 of this Article, the Corporation shall indemnify every individual made a party to a proceeding because he is or was a director or officer against liability incurred in the proceeding if: (i) he conducted himself in good faith; and (ii) he believed, in the case of conduct in his official capacity with the Corporation, that his conduct was in its best interests, and in all other cases, that his conduct was at least not opposed to its best interests (or in the case of conduct with respect to an employee benefit plan, that his conduct was for the purpose he believed to be in the interests of the participants of and beneficiaries of the plan); and (iii) he had no reasonable cause to believe, in the case of any criminal proceeding, that his conduct was unlawful.

Indemnification Not Permitted. The Corporation shall not indemnify any individual against his willful misconduct or a knowing violation of the criminal law or against any liability incurred by him in any proceeding charging improper personal benefit to him, whether or not by or in the right of the Corporation or involving action in his official capacity, in which he was adjudged liable by a court of competent jurisdiction on the basis that personal benefit was improperly received by him.

Effect of Judgment or Conviction. The termination of a proceeding by judgment, order, settlement or conviction is not, of itself, determinative that an individual did not meet the standard of conduct of this Article or that the conduct of such individual constituted willful misconduct or a knowing violation of the criminal law.

Determination and Authorization. Unless ordered by a court of competent jurisdiction, any indemnification under Section 1 of this Article shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the individual is permissible in the circumstances because: (i) he met the standard of conduct set forth in Section 1 of this Article and, with respect to a proceeding by or in the right of the Corporation in which such individual was adjudged liable to the Corporation, he is fairly and reasonably entitled to indemnification in view of all of the relevant circumstances even though he was adjudged liable; and (ii) the conduct of such individual did not constitute willful misconduct or a knowing violation of the criminal law.

Such determination shall be made: (i) by the board of directors by a majority vote of a quorum consisting of directors not at the time parties to the proceeding; or (ii) if such a quorum cannot be obtained, by a majority vote of a committee duly designated by the board of directors (in which designation directors who are parties may participate), consisting solely of two or more directors not at the time parties to the proceeding; or (iii) by special legal counsel selected by the board of directors or its committee in the manner heretofore provided or, if such quorum of the board of directors cannot be obtained and such a committee cannot be designated, selected by a majority vote of the board of directors (in which selection directors who are parties may participate); or (iv) by the shareholders, but shares owned by or voted under the control of individuals who are at the time parties to the proceeding may not be voted on the determination. Authorization of indemnification, evaluation as to reasonableness of expenses and determination and authorization of advancements for expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination is made by special legal counsel, authorization of indemnification and evaluation as to reasonableness of expenses shall be made by those selecting such counsel.

Advance for Expenses. The Corporation may pay for or reimburse the reasonable expenses incurred by any individual who is a party to a proceeding in the advance of final disposition of the proceeding if (i) he furnished the Corporation a written statement of his good faith belief that he has met the standard of conduct described in Section 1 of this Article and a written undertaking, executed personally or on his behalf to repay the advance if it is ultimately determined that indemnification of such individual in the specific case is not permissible; and (ii) a determination is made that the facts then known to those making the determination would not preclude indemnification under this Article. An undertaking furnished to the Corporation in accordance with the provisions of this Section shall be an unlimited general obligation of the individual furnishing the same but need not be secured and may be accepted by the Corporation without reference to financial ability to make repayment.

Indemnification of Employees and Agents. The Corporation may, but shall not be required to, indemnify and advance expenses to employees and agents of the Corporation to the same extent as provided in this Article with respect to directors and officers.

Elimination of Liability of Directors and Officers. Except as provided in Section 8 of this Article, in any proceeding brought by or in the right of the Corporation or brought by or on behalf of shareholders of the ~~corporation~~Corporation, a director or officer of the Corporation shall not be liable in any monetary amount for damages arising out of or resulting from a single transaction, occurrence or course of conduct.

Liability of Directors and Officers Not Eliminated. The liability of a director or officer shall not be eliminated in accordance with the provisions of Section 7 of this Article if the director or officer engaged in willful misconduct or a knowing violation of the criminal law or of any federal or state securities law, including without limitation, any claim of unlawful insider trading or manipulation of the market for any security.

Definitions. In this Article:

“Director” and “officer” mean an individual who is or was a director or officer of the Corporation, as the case may be, or who, while a director or officer of the Corporation is or was serving at the Corporation’s request as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. A director or officer shall be considered to be serving an employee benefit plan at the Corporation’s request if his duties to the Corporation also impose duties on, or otherwise involved services by, him to the plan or to participants in or beneficiaries of the plan.

“Individual” includes, unless the context requires otherwise, the estate, heirs, executors, personal representatives and administrators of an individual.

“Corporation” means the Corporation and any domestic or foreign predecessor entity of the Corporation in a merger or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

“Expenses” includes but is not limited to counsel fees.

“Liability” means the obligations to pay a judgment, settlement, penalty, fine, including any excise tax assessed with respect to any employee benefit plan, or reasonable expenses incurred with respect to a proceeding.

“Official capacity” means (i) when used with respect to a director, the office of director in the Corporation; (ii) when used with respect to an officer, the office in the Corporation held by him; or (iii) when used with respect to an employee or agent, the employment or agency relationship undertaken by him on behalf of the Corporation. “Official capacity” does not include service for any other foreign or domestic corporation or other partnership, joint venture, trust, employee benefit plan or other enterprise.

“Party” includes an individual who was, is or is threatened to be made a named defendant or respondent in a proceeding.

“Proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal.

Provisions Not Exclusive. As authorized by the Virginia Stock Corporation Act, the provisions of this Article are in addition to and not in limitation to the specific powers of a corporation to indemnify directors and officers set forth therein. If any provision of this Article shall be adjudicated invalid and unenforceable by a court of competent jurisdiction, such adjudication shall not be deemed to invalidate or otherwise affect any other provision hereof or any power of indemnity which the Corporation may have under the Virginia Stock Corporation Act or other laws of the Commonwealth of Virginia.

ARTICLE VII

SHAREHOLDER APPROVAL OF CERTAIN TRANSACTIONS

An amendment of the Corporation’s Articles of Incorporation, except for amendments authorized in Section 4 of Article III, a plan of merger or share exchange, a transaction involving the sale of all or substantially all of the Corporation’s assets other than in the regular course of business and a plan of dissolution shall be approved by the vote of a majority of all the votes entitled to be cast on such transaction by each voting group entitled to vote on the transaction at a meeting at which a quorum of the voting group is present, provided that the transaction has been approved and recommended by at least two-thirds of the Directors in office at the time of such approval and recommendation. If the transaction is not so approved and recommended by at least two-thirds of the Directors in office, then the transaction shall be approved by the vote of eighty percent (80%) or more of all the votes entitled to be cast on such transactions by each voting group entitled to vote on the transaction.

BANK OF THE JAMES FINANCIAL GROUP, INC. SPECIAL MEETING OF

SHAREHOLDERS – May 19, 2009

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby appoints THOMAS W. PETTYJOHN, JR. and RICHARD R. ZECHINI, or either one of them, as proxies, each with full power of substitution, to act for the undersigned with respect to all shares of Common Stock of Bank of the James Financial Group, Inc. held of record by the undersigned on March 27, 2009 at the Annual Meeting of Shareholders to be held on Mary 19, 2009 at 4:00 p.m. or any postponement or adjournment thereof, for the following purposes:

1.	To elect as directors the persons set forth as nominees below for the terms set forth below:

Nominees to serve until the 2012 Annual Meeting: 01 – Lewis C. Addison, 02 – William C. Bryant III, 03 – J. Todd Scruggs

☐ FOR ☐ WITHHOLD	☐ FOR ALL EXCEPT

Instruction: To withhold authority to vote for any individual nominee, mark “For All Except” and strike out that nominee’s name above.

2.	To act on the proposal to amend our Articles of Incorporation to authorize the issuance of Preferred Stock;

☐ FOR ☐ AGAINST	☐ ABSTAIN

3.	To act on the proposal to amend our Articles of Incorporation to authorize the Company to fix the size of the Board of Directors in its Bylaws;

☐ FOR ☐ AGAINST	☐ ABSTAIN

4.	To ratify the appointment of Yount, Hyde & Barbour, P.C. as independent auditors for the year ending December 31, 2009.

☐ FOR ☐ AGAINST	☐ ABSTAIN

5.	To act on a proposal to adjourn the Annual Meeting to allow time for further solicitation of proxies, in the event there are insufficient votes represented in person or by proxy at the Annual Meeting to approve the amendment proposals;

☐ FOR ☐ AGAINST	☐ ABSTAIN

6.	In their discretion to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends a vote “FOR” each of the above nominees and “FOR” each of the above proposals.

This proxy will be voted as directed, but if no directions are specified, this signed proxy will be voted for the propositions stated.

Should the undersigned be present and elect to vote at the Meeting, or any postponements or adjournments thereof, and after notification of the undersigned’s decision to terminate this proxy is provided to the Secretary of the Board of Directors at the Meeting, the power of said proxies will be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of the Board of Directors of his or her decision to terminate this proxy.

☐  PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE MEETING.

Dated: ____________, ____.

Please sign exactly as your name appears on this proxy card, date, and mail this proxy promptly in the enclosed postage-prepaid envelope. When signing as an attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

YOUR VOTE IS IMPORTANT

VOTE TODAY IN ONE OF THREE WAYS:

1.	VOTE BY TELEPHONE: After you call the phone number below, you will be asked to enter the control number at the bottom of the page. You will need to respond to only a few simple prompts. Your vote will be confirmed and cast as directed.

Call toll-free in the U.S. or Canada at

1-866-626-4508 on a touch-tone telephone

OR

2.	VOTE BY INTERNET:

Log-on to www.votestock.com

Enter your control number printed below

Vote your proxy by checking the appropriate boxes

Click on “Accept Vote”

OR

3.	VOTE BY MAIL: If you do not wish to vote by telephone or over the internet, please complete, sign, date, and return the above proxy card in the pre-paid envelope provided.

YOUR CONTROL NUMBER IS:

You may vote by telephone or Internet 24 hours a day, 7 days a week.

Your telephone or Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed, and returned your proxy card.